Exhibit 10.45

Loan Agreement

Party A: Xi Wen

ID No.: [***]

Party B: Senmiao Technology Limited

For Senmiao Technology Limited (hereinafter referred to as the “Company”), due to the operation needs of the Company and upon consensus through negotiation, Mr. Xi Wen provides the Company with interest-free loan to carry out relevant businesses.

I.	Loan amount: $300,000.00
II.	Loan term: three months, calculated from August 17, 2021. Party B may repay all or part of the loan in advance.
III.	Loan interest: this loan is an interest-free loan.
IV.	Loan purpose: it shall be used for daily operation of the company, and Party B shall not change the loan purpose.
V.	The loan shall be remitted to:

Account Name: Senmiao Technology Limited

Address: 1345 Avenue of the Americas, New York, NY 10105

Bank Name: Chase Bank

Swift Code：CHASUS33

Account number: [***]

VII.

If there are any disputes between both parties on the performance of the agreement, they shall solve them through friendly negotiation; if the negotiation fails, any party can file a lawsuit to Changsha People’s Court for solution.

VIII.	The agreement is in duplicate, with each party holding one copy respectively.

Party B: Senmiao Technology Limited
Party A: Xi Wen
CFO: /s/ Xiaoyuan Zhang

Signing date: August 17, 2021	Signing date: August 17, 2021

Signing place: Chengdu, Sichuan